EXHIBIT 10.36

                                                               February 16, 2000

                  AGREEMENT dated this 16th day of February, 2000 by and between ADVANCED VIRAL RESEARCH CORP., a Delaware corporation (the "Company"), with offices at 200 Corporate Boulevard South, Yonkers, New York 10701 and each of those persons, severally and not jointly, listed as a purchaser on the Schedule of purchasers attached as Exhibit B hereto. Such persons are hereafter collectively referred to as the "Purchasers" and each individually as a "Purchaser".


                                   ARTICLE 1.
                        AUTHORIZATION OF THE SECURITIES
                        -------------------------------

         The Company represents that it has taken all corporate action necessary to authorize the issuance and sale of 13,636,357 shares of Common Stock of the Company, par value $.00001 per share ("Common Stock") and warrants to purchase an aggregate of 5,454,544 shares of Common Stock of the Company (the "Warrants"). The Common Stock and the Warrants (collectively, the "Securities") are to be sold to each Purchaser pursuant to this Agreement. For purposes of this Agreement the term "Shares" shall mean the shares of Common Stock purchased hereunder and the shares of Common Stock which may be issued from time to time pursuant to the exercise of the Warrants.

                                   ARTICLE 2.
                  SALE AND PURCHASE OF THE SECURITIES; CLOSING
                  --------------------------------------------

         2.1.Sale and Purchase of the Securities . Subject to the terms and conditions hereof and in reliance on the representations and warranties contained herein, or made pursuant hereto, the Company will issue and sell to each Purchaser as more particularly referred to below, and each Purchaser will purchase from the Company, on the Closing Date specified in Section 2.2, the Securities for the purchase price set forth next to the name of such Purchaser on Exhibit B, at an aggregate purchase price for all Purchasers of $3,000,000 (the "Aggregate Purchase Price").

         2.2. Closing.

                   (a) The closing of the purchase and sale of the Securities (the "Closing") shall be deemed to occur when this Agreement has been executed by both the Company and Purchaser and the Company has received payment for the Securities. The date on which this occurs is herein called the "Closing Date."

                  (b) On the Closing Date there will be delivered to each Purchaser (i) the shares of Common stock indicated on Exhibit B registered in its name and (ii) warrant certificates in the forms of Exhibits A-1 and A-2 registered in such name representing the right to purchase the number of shares of Common Stock set forth therein. The foregoing Securities shall be delivered by the Company, against delivery by the Purchasers to the Company of an unendorsed certified or official bank check drawn upon or issued by a bank which is a member of the New York Clearinghouse for banks (or wire transfer) for the aggregate purchase price to be paid by such Purchaser) payable to the order of the Company.

                                   ARTICLE 3.
                   PURCHASERS REPRESENTATIONS AND WARRANTIES
                   -----------------------------------------

         Each Purchaser represents and warrants to and covenants with the Company that:

         3.1. Qualified Buyer. Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Either alone or together with the advice of a representative, Purchaser is sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company. Purchaser has requested, received, reviewed and considered, either alone or with a representative, all information Purchaser deems relevant in making an informed decision to purchase the Securities.

          3.2. Compliance With Laws. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities purchased hereunder except in compliance with the Securities Act, applicable blue sky laws, and the rules and regulations promulgated thereunder.

         3.3.Qualified Investor Questionnaire. Purchaser has completed or caused to be completed the Confidential U.S. Purchaser Questionnaire For Individuals, attached hereto as Appendix I. The answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing (provided that Purchaser shall be entitled to update such information by providing notice thereof to the Company prior to the Closing).

         3.4. Capacity to Enter Into Agreement. Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby. Upon the execution and delivery of this Agreement by Purchaser, this Agreement shall constitute a valid and binding obligation, enforceable in accordance with its terms, except (a) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally, and (b) as limited by equitable principles generally.

         3.5. Ownership in the Company. Upon completion of the transaction or upon exercise of any Warrant, Purchaser will not directly or beneficially own more than 4.9% of the Common Stock of the Company.

         3.6.Independent Investigation . In electing to purchase the Securities hereunder, Purchaser has relied solely upon the representations and warranties of the Company set forth in this Agreement and on independent investigation made by Purchaser and his representatives, if any, and Purchaser has not been given any oral or written representations or assurance from the Company or any representative of the Company other than as set forth in this Agreement or in a document executed by a duly authorized representative of the Company making reference to this Agreement.

         3.7. No Government Recommendation or Approval. Purchaser understands that no United States federal or state agency, or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company, this transaction or the purchase of the Securities.

         3.8. Further Limitations on Disposition. Without in any way limiting the representations set forth above, Purchaser agrees not to make any disposition of all or any portion of the Securities (or the Shares issuable upon the exercise of the Warrants) unless and until (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, or (b) the disposition is made pursuant to an available exemption from the registration requirements of the Securities Act and in the case of clause (b) Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not violate any of the securities laws of the United States.

         3.9. Legal Representation. Purchaser has had the opportunity to be represented in this transaction by counsel of his own choice and has been so advised by counsel for the Company.

         3.10 Separate Purchasers. Each Purchaser is a separate investor; no Purchaser is acting in concert with any other Purchaser or any other person in connection with the purchase of Securities pursuant to this Agreement.

                                   ARTICLE 4.
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

         Other than as provided in the Schedule of Exceptions attached hereto as Exhibit C, the Company represents and warrants as follows:

         4.1.Organization and Existence, etc. The Company is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as now conducted and proposed to be conducted; the Company has all requisite corporate power and authority to enter into this Agreement, to issue the Securities as contemplated herein and to carry out and perform its obligations under the terms and conditions of this Agreement. The Company does not own or lease any property or engage in any activity in any jurisdiction which might require qualification to do business as a foreign corporation in such jurisdiction and where the failure to so qualify would have a material adverse effect on the financial condition of the Company or subject the Company to a material liability. To the extent the Company has not qualified to do business in such jurisdictions, it has, as of the date hereof, prepared the necessary applications or documents to be filed with the appropriate authorities in such jurisdictions to obtain such qualifications. The Company has furnished each Purchaser with true, correct and complete copies of its Certificate of Incorporation, By-laws and all amendments thereto to date.

         4.2. Authorization. All corporate action on the part of the Company and the directors and stockholders of the Company necessary for the authorization, execution, delivery and performance by the Company of this Agreement and the transactions contemplated herein, and for the authorization, issuance and delivery of the Securities, has been taken or will have been taken prior to the Closing.

         4.3. Binding Obligations; No Material Adverse Contracts, etc. This Agreement is a valid and binding obligation of the Company enforceable in accordance with its terms. The execution, delivery and performance by the Company of this Agreement and compliance herewith will not result in any violation of and will not conflict with, or result in a breach of any of the terms of, or constitute a default under, any provision of state or Federal law to which the Company is subject, the Certificate of Incorporation, as amended, or the By-laws, as amended, of the Company, or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Company is a party or by which it is bound, or, result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such term. Except as set forth herein, or as waived by such stockholder, no stockholder of the Company has or will have any preemptive rights or rights of first refusal by reason of the issuance of the Securities.

         4.4. Offering. Subject in part to the truth and accuracy of the representations made by each Purchaser herein and such Purchaser's compliance with his covenants set forth in this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement are not subject to the registration requirements of the Securities Act, and the Company, or anyone acting on its behalf, will not take any action hereafter that would cause such registration requirements to be applicable.

         4.5 SEC Reports. (a) The Company has filed with the Securities and Exchange Commission (the "Commission") all reports ("SEC Reports") required to be filed by it under the Securities Act of 1934, as amended (the "Exchange Act"). All of the SEC Reports filed by the Company comply in all material respects with the requirements of the Exchange Act. None of the SEC Reports contains as of the respective dates thereof, any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made. All financial statements contained in the SEC Reports have been prepared in accordance with generally accepted accounting principles consistently applied throughout the period indicated ("GAAP"). Each balance sheet presents fairly in accordance with GAAP the financial position of the Company as of the date of such balance sheet, and each statement of operations, of stockholders' equity and of cash flows presents fairly in accordance with GAAP the results of operations, the stockholders' equity and the cash flows of the Company for the periods then ended.

         (b) No event has occurred since December 31, 1998 requiring the filing of an SEC Report that has not heretofore been filed.

         (c) The SEC Reports and this Agreement taken together as a whole will not, as of the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein, or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         4.6 Disclosure. The information heretofore provided and to be provided pursuant to this Agreement, and each of the agreements, documents, certificates and writings previously delivered to Purchaser or his representatives, do not and will not contain any untrue statement of material fact and do not and will not omit to state a material fact required to be stated herein or therein or necessary in order to make the statements and writings contained herein and therein not false or misleading in light of the circumstances under which they were made .To the knowledge of the Company, there is no fact which materially adversely affects the business, prospects or condition (financial or otherwise) of the Company which has not been set forth herein.

                                    ARTICLE V
                        CONDITIONS TO PURCHASERS CLOSING
                        --------------------------------

         Each Purchaser's obligation to purchase the Securities at the Closing is subject to the fulfillment to such Purchaser's satisfaction on or prior to the Closing Date of each of the following conditions, any of which may be waived by such Purchaser:

         5.1. Representations and Warranties Correct. The representations and warranties in Article IV hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date.

         5.2. Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with by the Company in all material respects.

         5.3. No Impediments. Neither Purchaser nor the Company shall be subject to any order, decree or injunction of a court or administrative agency of competent jurisdiction which would impose any material limitation on Purchaser's ability to exercise full rights of ownership of the Securities.

         5.4. Other Agreements. The Company shall have issued to Purchaser all of the Securities.

         5.5. Legal Investment. At the time of the Closing, the purchase of the Securities to be purchased hereunder shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.

         5.6. Proceedings and Other Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement shall have been taken and Purchaser shall have received such other documents, in form and substance reasonably satisfactory to Purchaser, as to such other matters incident to the transaction contemplated hereby as Purchaser may reasonably request.

                                   ARTICLE VI
                      CONDITIONS TO CLOSING OF THE COMPANY
                      ------------------------------------

         The Company's obligation to sell the Securities at the Closing is subject to the fulfillment to its satisfaction on or prior to the Closing Date of each of the following conditions:

         6.1. Representations. The representations made by each Purchaser in
Article III hereof shall be true and correct when made and shall be true and correct on the Closing Date.

         6.2. Legal Investment. At the time of the Closing, the offer, sale and purchase of the Securities shall be legally permitted by all laws and regulations to which the Purchasers and the Company are subject.

         6.3. Payment of Purchase Price. The Company shall have received payment in full of the Aggregate Purchase Price.

                                  ARTICLE VII
                      AFFIRMATIVE COVENANTS AND INDEMNITY
                      -----------------------------------

         The Purchasers and the Company hereby covenant and agree as follows:

         7.1. Further Assurances. From time to time the Company shall execute and deliver to each Purchaser and each Purchaser shall execute and deliver to the Company such other instruments, certificates, agreements and documents and take such other action and do all other things as may be reasonably requested by the other party in order to implement or effectuate the terms and provisions of this Agreement and any of the Securities.

         7.2.     Registration Rights.
                  -------------------

                  (a) The Company shall use its best efforts to file on or before May 31, 2000, a registration statement (the "Registration Statement") with the Commission, on such form as the Company deems to be appropriate, to register the Shares under the Securities Act. The Company shall thereafter use its best efforts to cause the Registration Statement to be declared effective by the Commission.

                  (b) Each Purchaser shall furnish to the Company such information as the Company shall reasonably request in writing and as shall be required in connection with the registration.

         7.3.    Indemnification.
                 ---------------

                  (a) The Company agrees to indemnify and hold each Purchaser harmless from and against any losses, claims, damages or liabilities to which such Purchaser may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any Untrue Statement (as defined below) on or after the effective date of the Registration Statement, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will reimburse such Purchaser any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an Untrue Statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by such Purchaser or on such Purchaser's behalf, specifically for use in preparation of the Registration Statement, or any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered prior to the pertinent sale or sales by such Purchaser of his Shares.

                  (b) Each Purchaser agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meeting of
Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company from and against any losses, claims, damages or liabilities to which the Company or any such officer, director or controlling person may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any failure to comply with such Purchaser's representation and warranties hereunder, or any Untrue Statement contained in the Registration Statement on or after the effective date thereof if such Untrue Statement was made in reliance upon and in conformity with written information furnished by such Purchaser or on such Purchaser's behalf specifically for use in preparation of the Registration Statement, as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that in no event shall such Purchaser's indemnity exceed the gross proceeds received by Purchaser from the sale of Shares covered by such Registration Statement.

                  (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this section, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided further, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties.

                  (d) "Untrue Statement" means any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                  ARTICLE VIII
                       COMPLIANCE WITH THE SECURITIES ACT
                       ----------------------------------

         8.1. Legends. The certificate(s) representing the Securities delivered to the Purchasers at Closing shall be stamped or otherwise imprinted with a legend substantially similar the following ( in addition to any other legend required under applicable state securities laws):


         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL OR BASED ON OTHER WRITTEN EVIDENCE IN THE FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE, OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

                                   ARTICLE IX
                                 MISCELLANEOUS
                                 -------------

         9.1. Governing Law. This Agreement and the rights of the parties hereunder shall be governed in all respects by the laws of the State of New York.

         9.2. Survival. The representations, warranties, covenants and agreements made herein shall survive the Closing, for a period of one year from the date of Closing.

         9.3. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon and enforceable by and against, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that the Company may not assign its rights hereunder.

         9.4. Entire Agreement. This Agreement (including the Exhibits hereto) and the other documents delivered pursuant hereto and simultaneously herewith constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof.

         9.5. Amendment. This Agreement may not be amended, discharged or terminated without the written consent of each Purchaser and that of the Company.

         9.6. Notices, etc. All notices, demands or other communications given hereunder shall be in writing and shall be sufficiently given if delivered either personally or by a nationally recognized courier service marked for next business day delivery or sent in a sealed envelope by first class mail, postage prepaid and either registered or certified, addressed as follows:

           (a)  if to the Company:        Advanced Viral Research Corp.
                                          200 Corporate Boulevard South
                                          Yonkers, New York  10701
                                          Attention:  Shalom Z. Hirschman, M.D.
                                          President and Chief Executive Officer

           (b) if to Purchaser, to the address set forth on Exhibit B to this Agreement or to such other address with respect to any party hereto as such party may from time to time notify (as provided above) the other parties hereto.

Any such notice, demand or communication shall be deemed to have been given (i) on the date of delivery, if delivered personally, (ii) one business day after delivery to a nationally recognized overnight courier service, if marked for next day delivery or (iii) five business days after the date of mailing, if mailed.

         Copies of any notice, demand or communication given to the Company shall be delivered to Wolf, Block, Schorr and Solis-Cohen LLP, 250 Park Avenue, New York, New York, 10177, Attn.: Robert E. Fischer, Esq., or such other address as may be directed.

         9.7. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any holder of any Securities upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence, therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. Except as otherwise provided herein, all remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

         9.8. Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         9.9. Placement Fee. Each Purchaser hereby represents and warrants to the Company that he has not retained a finder or broker in connection with the transactions contemplated by this Agreement. The Company hereby represents and warrants to each Purchaser that it has not retained a finder or broker in connection with the transactions contemplated by this Agreement. The Company agrees to indemnify and to hold each Purchaser harmless of and from any liability for commission or compensation in the nature of an agent's or broker's fee to any broker, person or firm claiming to have been retained by Company to act as a finder or broker in connection with this transaction and the costs and expenses of defending against such liability or asserted liability. Each Purchaser agrees to indemnify and to hold the Company harmless of and from any liability for commission or compensation in the nature of an agent's or broker's fee to any broker, person or firm claiming to have been retained by or on behalf of such Purchaser to act as a finder or broker in connection with this transaction and the costs and expenses of defending against such liability or asserted liability.

         9.10. Expenses. Each of the parties shall bear its own expenses and legal fees incurred on its behalf with respect to the negotiation, execution and consummation of the transactions contemplated by this Agreement.

         9.11. Litigation. The parties each hereby waive trial by jury in any action or proceeding of any kind or nature in any court in which an action may be commenced arising out of this Agreement or by reason of any other cause or dispute whatsoever between them. The parties hereto agree that the State and Federal Courts which sit in the State of New York and the County of New York shall have exclusive jurisdiction to hear and determine any claims or disputes between the Company and such holders, pertaining directly or indirectly to this Agreement or to any matter arising therefrom. The parties each expressly submit and consent in advance to such jurisdiction in any action or proceeding commenced in such courts provided that such consent shall not be deemed to be a waiver of personal service of the summons and complaint, or other process or papers issued therein. The choice of forum set forth in this Section 9.11 shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action under this Agreement to enforce same in any appropriate jurisdiction. The parties each waive any objection based upon forum non conveniens and any objection to venue of any action instituted hereunder.

         9.12. Titles and Subtitles. The titles of the articles, sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         9.13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         If a Purchaser is in agreement with the foregoing, such Purchaser should sign where indicated below and thereupon this letter shall become a binding agreement between such Purchaser and the Company.

                                    ADVANCED VIRAL RESEARCH CORP.

                                    By: /s/ Shalom Z. Hirschman, M.D.
                                        ---------------------------------
                                    Name: Shalom Z. Hirschman, M.D.
                                    Title: President and Chief Executive Officer

AGREED:

/s/ Joseph Fechbach                        /s/ Kevin Sossin
-------------------                        ----------------
Joseph Fechbach                            Kevin Sossin

HARBOR VIEW GROUP, INC.                    /s/ Frederick P. Lutz
                                           ----------------------
                                           Frederick P. Lutz

By: /s/ Lawrence Pomerantz                 /s/ Michael Duong
    -------------------------              ----------------------
    Lawrence Pomerantz                     Michael Duong

/s/ Myron Weiner                           /s/ Joseph Deglomina
----------------                           --------------------
Myron Weiner                               Joseph Deglomina

/s/ Victor Sherman                         WEDAR BIOTECH CORP.
------------------
Victor Sherman

                                           By: /s/ authorized representative
                                               -----------------------------

/s/ Michael A. Berman                      /s/ Gerry Goodrich
---------------------------                ------------------
Michael A. Berman                          Gerry Goodrich

/s/ John Zimmerman                         /s/ Merry Contillo
--------------------------                 ----------------------------
John Zimmerman                             Merry Contillo

/s/ Russel Kuhn                            /s/ Bice Grobstein
--------------------------                 ----------------------------
Russell Kuhn                               Bice Grobstein

/s/ Steve Levitt                           /s/ Byron Lassin
--------------------------                 ----------------------------
Steve Levitt                               Byron Lassin

CARDINAL COLOR INC.

By: /s/ authorized representative
    --------------------------------